EXHIBIT 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|

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                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

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                             CINCINNATI BELL INC.
              (Exact name of obligor as specified in its charter)

Ohio                                           31-1056105
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

201 East Fourth Street, 102-760
P.O. Box 2301
Cincinnati, Ohio                               45201-2301
(Address of principal executive offices)       (Zip code)

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                 6.75% Convertible Subordinated Notes due 2009
                      (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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Name                                                Address
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     Superintendent of Banks of the State of        2 Rector Street, New York,
     New York                                       N.Y.  10006, and
                                                    Albany, N.Y. 12203

     Federal Reserve Bank of New York               33 Liberty Plaza, New York,
                                                    N.Y.  10045

     Federal Deposit Insurance Corporation          Washington, D.C.  20429

     New York Clearing House Association            New York, New York   10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-


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                                   SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1999.

                                      THE BANK OF NEW YORK

                                      By: /s/ MICHAEL CULHANE
                                         --------------------
                                      Name: MICHAEL CULHANE
                                      Title: VICE PRESIDENT


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                                  SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of November, 1999.

                                     THE BANK OF NEW YORK

                                     By: /s/ MICHAEL CULHANE
                                         --------------------
                                     Name: MICHAEL CULHANE
                                     Title: VICE PRESIDENT


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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286

            And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                             In Thousands

Cash and balances due from
 depository institutions:
 Noninterest-bearing balances and
  currency and coin................................................$ 5,597,807
 Interest-bearing balances.........................................  4,075,775
Securities:
 Held-to-maturity securities.......................................    785,167
 Available-for-sale securities.....................................  4,159,891
Federal Funds sold and Securities
 purchased under agreement to
 resell............................................................  2,476,963
Loans and lease financing
 receivables:
 Loans and leases, net of unearned
 income............................................................ 38,028,772
 LESS: Allowance for loan and lease losses ........................    568,617
 LESS: Allocated transfer risk
 reserve...........................................................     16,352
Loans and leases, net of unearned
 income, allowance, and reserve.................................... 37,443,803
Trading Asets......................................................  1,563,671
Premises and fixed assets (including
 capitalized leases)...............................................    683,587
Other real estate owned............................................     10,995
Investments in uncosolidated sub-
 sidiaries and associated com-
 panies............................................................    184,561
Customers' liability to this bank on
 acceptances outstanding...........................................    812,015
Intangible assets..................................................  1,135,572
Other assets.......................................................  5,607,019
                                                                    ----------
Total assets.......................................................$54,536,926
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LIABILITIES

Deposits:
 In domestic offices..............................................$ 26,488,980
 Noninterest-bearing..............................................  10,626,811
 Interest-bearing.................................................  15,862,169
 In foreign offices, Edge and
 and Agreement subsidiaries and
 IBFs.............................................................  20,655,414
 Noninterest-bearing..............................................     156,471
 Interest-bearing.................................................  20,498,943
Federal funds purchased and Secu-
 rities sold under agreement to re-
 purchase.........................................................   3,729,439
Demand notes issues to the U.S.
 Treasury.........................................................     257,860
Trading Liabilities...............................................   1,987,450
Other borrowed money:
 With remaining maturity of one
 year or less.....................................................     496,235
 With remaining maturity of more
 than one year through three
 years............................................................         465
 With remaining maturity of more
 than three years.................................................      31,080
Bank's liability on acceptances exe-
 cuted and outstanding............................................     822,455
Subordinated notes and debentures.................................   1,308,000
Other liabilities.................................................   2,846,649
                                                                    ----------
Total Liabilites..................................................  58,624,027
                                                                    ----------
EQUITY CAPITAL

Common Stock......................................................   1,135,284
Surplus...........................................................     815,314
Undivided profits and capital
 reserves.........................................................   4,001,767
Net unrealized holding gains
 (losses) on available-for-sale
 securities....................................................... (     7,956)
Cumulative foreign currency
 translation adjustments.......................................... (    31,510)
                                                                    -----------
Total equity capital..............................................   5,912,899
                                                                    ----------
Total liablities and equity capital...............................$ 64,536,926

          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                               Thomas J. Mastro

          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith                       Directors
Gerald L. Hassell